                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                          SECOND AMENDMENT AND WAIVER


     SECOND AMENDMENT AND WAIVER, dated as of May 15, 2000 (the "Second Amendment"), to the Credit Agreement, dated as of July 22, 1999 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among BANCTEC, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), ABN AMRO Bank N.V., as Co-Agent, CHASE BANK OF TEXAS, N.A. ("CHASE"), as syndication agent (in such capacity, the "Syndication Agent"), and CHASE BANK OF TEXAS, N.A., as administrative agent (in such capacity, the "Administrative Agent").



                             W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested (i) temporary waiver of certain provisions of the Credit Agreement and (ii) certain amendments to the Credit Agreement as set forth herein; and

          WHEREAS, the Required Lenders have consented to the requested waivers and amendments as set forth herein;

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

          1. Definitions. Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein.

          2. Amendments to Section 2 of the Credit Agreement. (a) Subsection 2.9(b)(iii) of the Credit Agreement is hereby amended by deleting the phrase "prepayment of the Revolving Loans then outstanding" beginning in the third line thereof, and inserting in lieu of such phrase the following:

          "reduction of the Revolving Commitments"

          (b) Subsection 2.9(d) of the Credit Agreement is hereby amended by deleting the parenthetical beginning in the third line thereof.

          (c) Section 2 of the Credit Agreement is hereby amended by inserting the following subsection at the end of such Section:

               "2.21. Limitation on Revolving Extensions of Credit. Notwithstanding anything in this Agreement to the contrary, the Total Revolving Extensions of Credit shall not exceed the Total Revolving Extensions of Credit outstanding as of the Second Amendment Effective Date (such amount, the "Permitted Total Revolving Extensions of Credit"); provided, that the Permitted Total Revolving Extensions of
                    --------
          Credit shall be increased by $10,000,000 upon the Sponsor's execution and delivery of a guarantee of such $10,000,000 (including principal thereof and interest thereon) satisfactory to the Required Lenders."

          3.   Amendment to Section 6 of the Credit Agreement.  (a)  Subsection
6.6 is hereby amended by adding the following clause at the end of such Section:

               "(d) Permit the Administrative Agent to conduct, or to cause a third party to conduct, an audit of the Collateral (the "First Quarter Collateral Audit") for the fiscal quarter ended March 31, 2000 at the expense of the Borrower, and any of the Lenders may accompany the Administrative Agent and participate in such audit to the extent desired by such Lender. The First Quarter Audit may be performed by the Administrative Agent's in-house audit and asset management review staff. The Borrower agrees to pay to the Administrative Agent on demand all fees, charges and out-of-pocket expenses of the Administrative Agent in connection with the First Quarter Collateral Audit."

          (b) Subsection 6.2 of the Credit Agreement is hereby amended by adding the following clause to the end of such Subsection:

               "(h) within 3 days prior to the beginning of the first and third week of each calendar month, a projected 90-day cash flow report, and such related financial or other information as any Lender may reasonably request."

          (c) Section 6 of the Credit Agreement is hereby amended by adding the following subsection at the end of such Section:

               "6.10. Interest Payment in Kind. With respect to any interest payment on the Sponsor Notes due and owing on or after the Second Amendment Effective Date, pay such interest in kind, unless otherwise agreed to in writing by the Required Lenders."

          4. Conditions to Effectiveness of this Amendment. This Second Amendment shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the "Second Amendment Effective Date"):

          (a) The execution and delivery of the Second Amendment by the Borrower, the holder of the Sponsor Notes, the Administrative Agent and the Required Lenders.

          (b) The Borrower shall have paid all fees and expenses in connection with the Second Amendment.

          (c) No Default or Event of Default shall have occurred and be continuing after giving effect to the amendments contemplated herein.

          (d) Each of the representations and warranties made by the Loan Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

          5. Waiver. The Lenders hereby waive (a) any violation of any covenant set forth in Section 7.1(a), (b) or (c) through July 15, 2000 (the "Extension Date") and (b) any Event of Default which has occurred by virtue of such violation through the Extension Date. Any violation, prior to the Extension Date, of any covenant set forth in Section 7.1(a), (b) or (c) shall not be deemed an Event of Default.

          6. Amendment Fee. The Borrower agrees to pay to each Lender which executes and delivers this First Amendment to the Administrative Agent on or prior to May 15, 2000 an amendment fee in an amount equal to 0.125% of the amount of such Lender's Commitment, payable in immediately available funds on or before the Second Amendment Effective Date.

          7.   Miscellaneous.
               -------------

          (a) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

          (b) Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          (c) Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (d) Integration. This Second Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          (e) GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


          (f) Sponsor Notes. The only holder of the Sponsor Notes is WCAS Capital Partners III, L.P (the "Sponsor Note Holder"). The Sponsor Note Holder hereby elects to receive all payments of interest on the Sponsor Notes which become due and owing on or after the Second Amendment Effective Date in kind pursuant to the mechanism set forth in Section 2(b) of the Sponsor Note, unless otherwise agreed to in writing by the Required Lenders.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   BANCTEC, INC.

                                   By: /s/ Evelyn Henry Miller
                                       ---------------------------------------
                                       Name:  Evelyn Henry Miller
                                       Title:  Sr. VP & CFO


                                       For purposes of Section 7(f) only:

                                   WCAS CAPITAL PARTNERS III, L.P.

                                   By: /s/ Robert Minicucci
                                       ---------------------------------------
                                       Name:  Robert Minicucci
                                       Title:


                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent, Syndication Agent and as a Lender

                                   By: /s/ Michael J. Lister
                                       ---------------------------------------
                                       Name:  Michael J. Lister, Vice President
                                       Title: Chase Bank of Texas, National
                                       Association


                                   ABN AMRO BANK N.V., as Co-Agent and as a
                                   Lender

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ F.C.H. Ashby
                                       ---------------------------------------
                                       Name:  F.C.H. Ashby
                                       Title:  Senior Manager, Loan Operations


                                   BANK ONE, TEXAS, N.A.

                                   By: /s/ Thomas R. Freas
                                       ---------------------------------------
                                       Name:  Thomas R. Freas
                                       Title:  Managing Director

                                   COMERICA BANK

                                   By: /s/ Mark B. Grover
                                       ---------------------------------------
                                       Name:  Mark B. Grover
                                       Title:  First Vice President


                                   GUARANTY FEDERAL BANK, F.S.B.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   IBM CREDIT CORPORATION

                                   By: /s/ Thomas S. Curcio
                                       ---------------------------------------
                                       Name:  Thomas S. Curcio
                                       Title:  Manager of Credit


                                   NATIONAL CITY BANK OF KENTUCKY

                                   By: /s/ Glenn E. Nord
                                       ---------------------------------------
                                       Name:  Glenn E. Nord
                                       Title:  Vice President


                                   WELLS FARGO BANK (TEXAS), N.A.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                                  EXECUTION COPY

                                    WAIVER


     WAIVER, dated as of August 14, 2000 (the "Waiver"), to the Credit Agreement, dated as of July 22, 1999 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among BANCTEC, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), ABN AMRO Bank N.V., as Co-Agent, CHASE BANK OF TEXAS, N.A. ("CHASE"), as syndication agent (in such capacity, the "Syndication Agent"), and CHASE BANK OF TEXAS, N.A., as administrative agent (in such capacity, the "Administrative Agent").



                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested an extension of the temporary waiver of certain provisions of the Credit Agreement granted in the Waiver, dated as of July 15, 2000, to the Credit Agreement; and

          WHEREAS, the Required Lenders have consented to the requested waiver as set forth herein;

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

          2. Definitions. Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein.

          2. Waiver. The Lenders hereby waive (a) any violation of any covenant set forth in Section 7.1(a), (b) or (c) through September 15, 2000 (the "Extension Date") and (b) any Event of Default which has occurred by virtue of such violation through the Extension Date. Any violation, prior to the Extension Date, of any covenant set forth in Section 7.1(a), (b) or (c) shall not be deemed an Event of Default.

          3. Conditions to Effectiveness of this Waiver. This Waiver shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the "Waiver Effective Date"):

          (a) The execution and delivery of the Waiver by the Borrower, the Administrative Agent and the Required Lenders.

          (b) No Default or Event of Default shall have occurred and be continuing after giving effect to the waiver contemplated herein.

          (c) Each of the representations and warranties made by the Loan Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

          4.   Miscellaneous.
               -------------

          (a) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

          (b) Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          (c) Severability. Any provision of this Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (d) Integration. This Waiver and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(e) GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  BANCTEC, INC.

                                  By: /s/ Evelyn Henry Miller
                                      ------------------------------------------
                                      Name:  Evelyn Henry Miller
                                      Title:  Sr. V.P. & Chief Financial Officer

                                   THE CHASE MANHATTAN BANK, as Administrative
                                   Agent, Syndication Agent and as a Lender

                                   By: /s/ J.C. Knott
                                       ---------------------------------------
                                       Name:
                                       Title:  SVP


                                   ABN AMRO BANK N.V., as Co-Agent and as a
                                   Lender

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ M.D. Smith
                                       ---------------------------------------
                                       Name:  M. D. Smith
                                       Title:  Agent


                                   BANK ONE, TEXAS, N.A.

                                   By: /s/ Randall B. Durant
                                       ---------------------------------------
                                       Name:  Randall B. Durant
                                       Title:  First Vice President


                                   COMERICA BANK

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   GUARANTY FEDERAL BANK, F.S.B.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   IBM CREDIT CORPORATION

                                   By: /s/ Thomas S. Curcio
                                       ---------------------------------------
                                       Name:  Thomas S. Curcio
                                       Title:  Manager of Credit, Commercial &
                                               Specialty Financing


                                   NATIONAL CITY BANK OF KENTUCKY

                                   By: /s/ Glenn E. Nord
                                       ---------------------------------------
                                       Name:  Glenn E. Nord
                                       Title:  Vice President


                                   WELLS FARGO BANK (TEXAS), N.A.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title: